Exhibit 10.5

RESTRICTED STOCK UNIT AWARD AGREEMENT

PLAINSCAPITAL CORPORATION

2009 LONG-TERM INCENTIVE PLAN

1. Grant of Award. Pursuant to the PlainsCapital Corporation 2009 Long-Term Incentive Plan (the “Plan”) for Employees and Outside Directors of PlainsCapital Corporation, a Texas corporation (the “Company”), the Company grants to

(the “Participant”)

an Award under the Plan for             (            ) Restricted Stock Units (the “Awarded Units”) which may be converted into the number of shares of Common Stock of the Company equal to the number of Restricted Stock Units, subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”). The “Date of Grant” of this Restricted Stock Unit Award is             , 20            . Each Awarded Unit shall be a notional share of Common Stock, with the value of each Awarded Unit being equal to the Fair Market Value of a share of Common Stock at any time.

2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. To the extent the terms of the Plan are inconsistent with the provisions of this Agreement, the Plan shall control. The capitalized terms used herein that are defined in the Plan shall have the meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

3. Vesting, Forfeiture and Disgorgement.

a. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, one hundred percent (100%) of the Awarded Units shall vest on the fifth anniversary of the Date of Grant; provided that the Participant is employed by (or if the Participant is an Outside Director, is providing services to) the Company or a Subsidiary on such date. Notwithstanding the foregoing and subject to the provisions of this Section 3.a., Unvested RSUs shall become Vested RSUs as follows:

i. one hundred percent (100%) of the Awarded Units immediately shall vest on the occurrence of a Change in Control;

ii. one hundred percent (100%) of the Awarded Units immediately shall vest on the Participant’s death;

iii. a pro-rata portion of the Awarded Units shall vest on the Participant’s Retirement, based on the number of full years between the Date of Grant and the date of the Participant’s Retirement plus an additional year for the year in which the Retirement occurs, if such Retirement or occurs on or after the one hundred eighty-third (183rd) day of such year. For purposes of this Section 3.a.iii., “years” shall be determined based on the twelve (12) month period beginning on the Date of Grant; and

iv. a pro-rata portion of the Awarded Units shall vest on the Participant’s Total and Permanent Disability, based on the number of full years between the Date of Grant and the date of the Participant’s Total and Permanent Disability plus an additional year for the year in which the Total and Permanent Disability occurs, if such Total and Permanent Disability occurs on or after the one hundred eighty-third (183rd) day of such year. For purposes of this Section 3.a.iv., “years” shall be determined based on the twelve (12) month period beginning on the Date of Grant; and

Notwithstanding the foregoing, in no event shall any Awarded Units become vested if the Participant is not employed by (or, if the Participant is an Outside Director, is not providing services to) the Company or a Subsidiary on the applicable vesting date.

For purposes of this Agreement, “Retirement” shall mean any Termination of Service (other than a termination for Cause (as defined below) or due to the Participant’s death or Total and Permanent Disability) upon or after attainment of age sixty-two (62).

Awarded Units which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested RSUs.” All other Awarded Units are collectively referred to herein as “Unvested RSUs.”

Upon forfeiture, all of the Participant’s rights with respect to the forfeited Unvested RSUs shall cease and terminate, without any further obligations on the part of the Company.

b. Notwithstanding the vesting provisions set forth in Section 3.a. above, the Participant’s Vested RSUs shall be deemed to have forfeited upon the earlier of the following events, prior to conversion of the Vested RSUs into shares of Common Stock:

i. the date of the Participant’s Termination of Service for “Cause” (as defined below); or

ii. the date the Board, in its sole discretion, determines that the Participant has violated any of the restrictive covenants contained in [Sections 13, 14, or 15] of the Participant’s employment agreement with the Company.

Upon forfeiture, all of the Participant’s rights with respect to the forfeited Vested RSUs shall cease and terminate, without any further obligations on the part of the Company.

c. For purposes of this Agreement, “Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company, in effect at the time of such Termination of Service, or if no such employment agreement is then in effect, “Cause” means the Participant shall have committed any of the following:

i. an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;

ii. intentional wrongful damage to property of the Company;

iii. intentional wrongful disclosure of trade secrets or confidential information of the Company;

iv. intentional violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order in connection with his duties or in the course of his employment with the Company;

v. intentional breach of fiduciary duty owed to the Company involving personal profit; or

vi. intentional action or inaction which causes material economic harm to the Company.

The directors of the Company shall determine if any such above listed act has been materially harmful to the Company. For the purposes of this Agreement, no act, or failure to act, on the part of the Participant shall be deemed “intentional” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing the Participant shall not be deemed to have been terminated for “Cause” hereunder unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Directors then in office at a meeting of the Directors called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel to be heard before the Directors), finding that in the good faith opinion of the Directors, the Participant had committed an act set forth above in this Section 3.d. and specifying the particulars thereof in detail.

4. Conversion of Vested RSUs. On the first to occur of: (i) the fifth anniversary of the Date of Grant or (ii) the effective date of a Change in Control, the Company shall convert the Vested RSUs into the number of whole shares of Common Stock equal to the number of Vested RSUs, subject to the provisions of the Plan and this Agreement, including without limitation, the forfeiture provisions of Section 3.c., and shall issue certificates for the number of shares of Common Stock equal to the Vested RSUs in the Participant’s name. Notwithstanding the foregoing, the Company shall convert any Awarded Units that become Vested RSUs as a result of the Participant’s death into the number of whole shares of Common Stock equal to the number of Vested RSUs within thirty (30) days following the Participant’s death, subject to the provisions of the Plan and this Agreement, and shall issue certificates for the number of shares of Common Stock equal to the Vested RSUs in the Participant’s name. From and after the date of receipt of such shares, the Participant or the Participant’s estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such stock subject to applicable state and federal regulations.

Notwithstanding the foregoing, in the event of Section 3.c.ii. above, in addition to the forfeiture of any Vested RSUs,

x. the Participant shall immediately tender to the Company all Awarded Units that became Vested RSUs within the 180-day period preceding the date of such event that are still owned on the date of such event; and

y. the Participant shall immediately pay to the Company any gain that the Participant realized on the sale of any Vested RSUs that were sold by the Participant within the 180-day period preceding the date of such event or the one-year period following the date of such event.

5. Who May Receive Converted Vested RSUs. During the lifetime of the Participant, the Common Stock received upon conversion of Vested RSUs may only be received by the Participant or his legal representative. If the Participant dies prior to the date his Vested RSUs are converted into shares of Common Stock as described in Section 4 above, the Common Stock relating to such converted Vested RSUs may be received by any individual who is entitled to receive the property of the Participant pursuant to the applicable laws of descent and distribution.

6. No Fractional Shares. Vested RSUs may be converted only with respect to full shares, and no fractional share of stock shall be issued.

7. Rights as Shareholder. The Participant will have no rights as a shareholder with respect to any shares covered by this Agreement until the issuance of certificate for such shares in the Participant’s name with respect to the Awarded Units. The Awarded Units shall be subject to the terms and conditions of this Agreement regarding such shares. Except as otherwise provided in Section 8, hereof, no adjustment shall be made for dividends of other rights for which record date is prior to the registration of shares in the Participant’s name.

8. Adjustment of Number of Awarded Units and Related Matters. The number of Awarded Units shall be subject to adjustment in accordance with Articles 12-14 of the Plan.

9. Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not acquire any Awarded Units, and that the Company will not be obligated to issue any Awarded Units to the Participant hereunder, if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

10. Participant’s Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under this Agreement.

11. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

12. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

13. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as an Outside Director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee or Outside Director at any time.

14. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

15. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

16. Entire Agreement. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitutes the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

17. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

18. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person or entity shall be permitted to acquire any Awarded Units without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

19. Waiver. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

20. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

21. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

22. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

23. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

PlainsCapital Corporation

2323 Victory Avenue, Suite 1400

Dallas, TX 75219

Attn:

Facsimile:

b. Notice to the Participant shall be addressed and delivered as set forth on the signature page.

24. Tax Requirements. The Participant is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Agreement. Unless the Company otherwise consents in writing to an alternative withholding method, the Company, or if applicable, any Subsidiary (for purposes of this Section 24, the term “Company” shall be deemed to include any applicable Subsidiary) shall withhold the number of shares to be delivered upon the conversion of the Vested RSUs with an aggregate Fair Market Value that equals (but does not exceed) the amount of any Federal, state, provincial, local, or other taxes required by law to be withheld in connection with this Award. The Company, in its sole discretion and prior to the date of conversion, may also permit the Participant receiving shares of Common Stock upon conversion of Vested RSUs to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment, if the Company, in its sole discretion, so consents in writing, may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the Participant to the Company of shares of Common Stock, other than Common Stock that the Participant has acquired from the Company within six (6) months prior thereto, which shares so delivered have an aggregate Fair Market Value that equals or exceeds the required tax withholding payment; or (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the conversion of Vested RSUs, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company also may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

25. Compliance with Section 409A. The Awarded Units granted under this Agreement are intended to be exempt from Section 409A of the Code or in compliance with Section 409A of the Code, and the provisions of this Agreement will be administered, interpreted and construed accordingly. Notwithstanding anything to the contrary contained herein, in the event any distribution made on account of the Participant’s Termination of Service as provided in Section 3 is deemed to be subject to (and not otherwise exempt from) the requirements of Section 409A of the Code and the Participant is deemed a “key employee” (as defined by Section 416(i) of the Code, disregarding Section 416(i)(5) of the Code), then the Participant shall not be entitled to any such distributions that are subject to Section 409A of the Code until the earliest of: (i) the first day of the seventh month following his or her Termination of Service; (ii) the date of his or her death; or (iii) such earlier date as complies with the requirements of Section 409A of the Code.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY: PLAINSCAPITAL CORPORATION

By:
Name:
Title:

PARTICIPANT:

Signature

Name:

Address: